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                    SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

                                       Between

                           The Bank of Nova Scotia as Bank

                                         and

                            Vytec Corporation as Borrower


""Applicable Margin" means
    (a) for each calendar quarter for which the Consolidated Funded Debt to Cash Flow Ratio is less than 1.00 to 1.00:
         (i)    0.35% per annum for the purposes of Section 7.01(c) and 7.08;
         (ii)   nil for the purposes of Section 7.05; and
         (iii)  0.125% per annum for the purposes of Section 7.07;

    (b) for each calendar quarter for which the Consolidated Funded Debt to Cash Flow Ratio is greater than or equal to 1.00 to 1.00 but less than
         1.50 to 1.00:
         (i)    0.40% per annum for the purposes of Section 7.01(c) and 7.08;
         (ii)   nil for the purposes of Section 7.05; and
         (iii)  0.150% per annum for the purposes of Section 7.07;

    (c) for each calendar quarter for which the Consolidated Funded Debt to Cash Flow Ratio is greater than or equal to 1.50 to 1.00 but less than
         2.00 to 1.00:
         (i)    0.50% per annum for the purposes of Section 7.01(c) and 7.08;
         (ii)   nil for the purposes of Section 7.05; and
         (iii)  0.175% per annum for the purposes of Section 7.07;

    (d) for each calendar quarter for which the Consolidated Funded Debt to Cash Flow Ratio is greater than or equal to 2.00 to 1.00 but less than
         2.50 to 1.00:
         (i)    0.625% per annum for the purposes of Section 7.01(c) and 7.08;
         (ii)   nil for the purposes of Section 7.05; and
         (iii)  0.20% per annum for the purposes of Section 7.07; and

    (e) for each calendar quarter for which the Consolidated Funded Debt to Cash Flow Ratio is greater than or equal to 2.50 to 1.00:
         (i)    0.875% per annum for the purposes of Section 7.01(c);
         (ii)   nil for the purposes of Section 7.08; and
         (iii)  0.25% per annum for the purposes of Section 7.05 and 7.07.".

Dated the 26th Day of March, 1997